SHARE CAPITAL	12 Months Ended
Dec. 31, 2020
SHARE CAPITAL [Abstract]
SHARE CAPITAL

25.	SHARE CAPITAL

The authorized share capital of the Company as of December 31, 2020 is $500,000,000 divided into 500,000,000 shares of $1.00 par value each, of which 197,692,321 shares (December 31, 2019: 196,894,321 shares) of $1.00 par value each are in issue and fully paid.

Equity distribution
In July 2018, the Company announced it had entered into an Equity Distribution Agreement dated July 24, 2018, with Morgan Stanley & Co. LLC for the offer and sale of up to $100.0 million of common shares of Frontline through an ATM. In the year ended December 31, 2019, the Company issued 11,037,273 shares for proceeds of $98.4 million.

Trafigura

In the year ended December 31, 2019, the Company issued 16,035,856 shares at a closing share price of $7.92 as a part of the consideration for the Acquisition. See Note 5 for full details of the accounting for this transaction.

Share options

In the year ended December 31, 2020, the Company issued 798,000 ordinary shares under its share option scheme to Robert Hvide Macleod at a strike share price of $7.30 per share. See Note 26 for further details.

The following table summarizes the movement in the number of shares outstanding during the two years ended December 31, 2020;

Outstanding shares at December 31, 2018	169,821,192
Shares issued under ATM program	11,037,273
Shares issued as consideration for Trafigura acquisition	16,035,856
Outstanding shares at December 31, 2019	196,894,321
Shares issued on exercise of options	798,000
Outstanding shares at December 31, 2020	197,692,321